JOINT FILER INFORMATION

Name of Joint Filer:              Blackstone CCC Offshore Capital Partners L.P.

Address:                          C/O The Blackstone Group
                                  345 Park Avenue
                                  New York, New York 10154

Designated Filer:                 Blackstone CCC Capital Partners L.P.

Issuer:                           Centennial Communications Corp.

Trading Symbol:                   CYCL

Date of Earliest Transaction:     November 7, 2003

Signature:                        BLACKSTONE CCC OFFSHORE CAPITAL
                                  PARTNERS L.P.

                                  By:  Blackstone Management Associates
                                       III L.L.C., as General Partner

                                       By:  /s/ Lawrence H. Guffey
                                          ------------------------------------
                                            Name:   Lawrence H. Guffey
                                            Title:  Member


                        JOINT FILER INFORMATION

Name of Joint Filer:              Blackstone Family Investment Partnership III
                                  L.P.

Address:                          C/O The Blackstone Group
                                  345 Park Avenue
                                  New York, New York 10154

Designated Filer:                 Blackstone CCC Capital Partners L.P.

Issuer:                           Centennial Communications Corp.

Trading Symbol:                   CYCL

Date of Earliest Transaction:     November 7, 2003

Signature:                        BLACKSTONE FAMILY INVESTMENT
                                  PARTNERSHIP III L.P.

                                  By:  Blackstone Management Associates
                                       III L.L.C., as General Partner

                                       By:  /s/ Lawrence H. Guffey
                                            ----------------------------------
                                            Name:   Lawrence H. Guffey
                                            Title:  Member